SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 17, 1995


                          CRESTAR FINANCIAL CORPORATION
               (Exact name of registrant as specified in charter)


       Virginia                   1-7083                 54-0722175
    (State or other             (Commission             (IRS Employer
    jurisdiction of            File Number)          Identification No.)
    incorporation)

991 East Main Street, P. O. Box 26665, Richmond, Virginia  23261-6665
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:   804-782-5000




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Item 5.           Other Events

         This  Current  Report on Form 8-K is being  filed to file as an exhibit
(i) consolidated financial statements (unaudited) of Loyola Capital Corporation and Subsidiaries at September 30, 1995 and the three months and nine months periods then ended and (ii) consolidated statements of financial condition of Loyola Capital Corporation and Subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1994, and the report of KPMG Peat Marwick LLP, independent auditors, dated February 3, 1995 thereon.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     CRESTAR FINANCIAL CORPORATION



Date:  November 17, 1995             By:      /s/ John C. Clark, III
                                         ----------------------------
                                         John C. Clark, III
                                         Senior Vice President, General
                                         Counsel and Secretary






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                                  EXHIBIT INDEX



99.1 Consolidated financial statements of Loyola Capital Corporation and Subsidiaries (unaudited) at September 30, 1995 and for the three months and nine months periods then ended.

99.2 Consolidated statements of financial condition of Loyola Capital Corporation and Subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1994, and the report of KPMG Peat Marwick LLP, independent auditors, dated February 3, 1995 thereon.

99.3              Consent dated November 17, 1995 of KPMG Peat Marwick LLP.





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